AMENDMENT #1 TO CO-PROMOTION AGREEMENT

This Amendment #1 ("Amendment") is signed as of the signature date(s) below and made effective as of January 1, 2019 ("Effective Date") by and between Janssen Biotech, Inc. ("JBI") and Exagen Diagnostics Inc. ("Exagen") and amends that Co-Promotion Agreement effective as of December 10, 2018 by and between JBI and Exagen, with contract reference number C2018017807 and iCD reference number 1251568 ("Agreement"). All terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.
WHEREAS, JBI and Exagen find it in their respective interests to amend the Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants herein contained, the parties hereto agree as follows:

1.TrxU Baseline of Exhibit A in the Agreement, on page 16, is hereby amended by deleting it in its entirety and replacing it with the following:

(A)(1)  TRxU Baseline 2019 and 2020

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2.(A)(2) Sample Promotion Fee Calculation of Exhibit A in the Agreement, on page 17, is hereby amended by deleting it in its entirety and replacing it with the following:

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3.Except as specifically amended hereby, all terms of the Agreement remain in full force and effect. In the event of any conflict between the Agreement and this Amendment, the provisions of this Amendment shall prevail.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

Janssen Biotech, Inc.	Exagen Diagnostics Inc.
By: /s/ Leslie Schorr	By: /s/ Ron Rocca
Name: Leslie Schorr	Name: Ron Rocca
Title: Therapeutic Area Lead, NBD	Title: CEO
Date: Aug 22, 2019	Date: Aug 20, 2019

***	Certain Confidential Information Omitted